Exhibit 10.18

ADDENDUM NO. 2 TO THE LOAN AGREEMENT BY EXTENSION OF CREDIT No. 04.2.559.3.1, OF AUGUST 13, 2004 MADE BY BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES AND BRASIL TELECOM S.A., WITH THIRD PARTY INTERVENTION, AS FOLLOWS:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, herewith referred to simply as BNDES, a federal public company, headquartered in Brasilia, Federal District, and with services in this city, at Avenida República do Chile No. 100, CNPJ No. 33.657.248/0001-89, by its undersigned representatives;

and

BRASIL TELECOM S.A., hereinafter referred to as BENEFICIARY, a corporation headquartered in Brasilia, DF, at SIA/SUL -ASP - Lote D - Bloco B S/No., CNPJ No. 76.535.764/0001-43, by its undersigned representatives; and appearing as INTERVENING PARTY:

BRASIL TELECOM PARTICIPAÇÕES S.A., a corporation, headquartered in Brasilia, DF, at SIA/SUL - ASP - Lote D - Bloco B S/No., CNPJ No. 02.570.688/0001-70, by its undersigned representatives.

have mutually agreed to amend the Loan Agreement by Extension of Credit No. 04.2.559.3.1, hereinafter referred to simply as CONTRACT, made by BNDES and BENEFICIARY, through a private instrument of August 13, 2004, registered in 1 Ofício de Registro de Títulos e Documentos (Deeds and Documents Register), of the Judicial District of the Federal District, Brasilia, on August 19, 2004, under No. 623802, having as Addendum No. 1 a private instrument of July 25, 2005, filed in the Deeds and Documents Register of the Judicial District of the Federal District, Brasilia, under No. 00655700, of which this instrument becomes an integral part, for all legal effects and purposes, by the following clauses:

CLAUSE 1

AMENDMENT

BNDES and BENEFICIARY agree to amend items II and III of Clause 11 and §1 of Clause 14 of the CONTRACT, which comes into effect with the following wording:

“CLAUSE 11

GUARANTEES OF OPERATION

To ensure the payment of any obligations resulting from this CONTRACT, as principal payer of the debt, interest, commissions, conventional penalty, fines and expenses, the BENEFICIARY grants to BNDES:

(…)

II - Restriction as guarantee, in favor of BNDES, irrevocably and irreversibly, of the RESTRICTED REVENUES, pursuant to the terms of the Contract of Assignment and Restriction of Revenues and Other Covenants, which revenue is detached from the funds originating from payments by the users of telecommunications services provided by the BENEFICIARY, so as to ensure compliance with the financial obligations resulting from the CONTRACT, as provided for in the Contract of Assignment and Restriction of Revenues and Other Covenants, executed on this date.

(…)

III - Assignment in favor of BNDES, irrevocably and irreversibly, of the indemnity due to BENEFICIARY, in the event of termination of the concession contract of commuted fixed telephony services, executed by BENEFICIARY and ANATEL, in a sufficient amount to settle the obligations resulting from the CONTRACT, in compliance with the proportion of eventual outstanding balances existing as a result of other financings executed between BNDES and BENEFICIARY, which also provide the stipulation of an identical guarantee hereto, as well as the provisions in items VI and VIII of Clause 13.”

“CLAUSE 14

The intervening party BRASIL TELECOM PARTICIPAÇÕES S.A., identified in the preamble of this CONTRACT, undertakes to: (…)

§1

Noncompliance by the INTERVENING PARTY of any of the financial indices contemplated in item I of this Clause, shall lead to the freezing of the funds corresponding to 1 (one) times the value of the HIGHEST INSTALLMENT due as a result of the CONTRACT, calculated quarterly. Said freezing will be performed as provisioned in the Contract of Assignment and Restriction of Revenues and Other Covenants contemplated in Clause 11. For purposes of this CONTRACT, HIGHEST INSTALLMENT due will be thus considered including the principal of the debt, interest, commissions, conventional penalty and other charges contractually contemplated.”

CLAUSE 2

RATIFICATION The CONTRACTING PARTIES and the INTERVENING PARTY hereby ratify all the Clauses and Conditions of the CONTRACT, where they do not contradict with what is established in this Addendum, the other guarantees covenanted in said CONTRACT being maintained, the present not leading to novation.

CLAUSE 3

REGISTRATION

The BENEFICIARY undertakes to effect the registration of this Addendum on the margin of the registrations mentioned in the preamble of this instrument, and shall present to BNDES evidence of such registrations within 30 (thirty) days, counted from this date.

The 4 (four) pages of this instrument are initialed by Teresa Pinho Carim, BNDES lawyer, by authorization of the legal representatives who execute it.

IN WITNESS WHEREOF, the parties sign this instrument in 4 (four) counterparts of equal content and for a single purpose, in the presence of the undersigned witnesses.

Rio de Janeiro, September 21, 2006

By BNDES:

/s/ Eduardo Rath Fingeri	/s/ Wagner Bittencourt
Eduardo Rath Fingeri	Wagner Bittencourt
Officer	Officer

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES

By BENEFICIARY:

/s/ Samuel Saldanha Teixeira	/s/ Edinelson Faria de Oliveira
Samuel Saldanha Teixeira	Edinelson Faria de Oliveira
Assistance Officer of Financial Operations	Capitalization and Administration of Funds Manager

BRASIL TELECOM S.A.

By INTERVENING PARTY:

/s/ Samuel Saldanha Teixeira	/s/ Edinelson Faria de Oliveira
Samuel Saldanha Teixeira	Edinelson Faria de Oliveira
Assistance Officer of Financial Operations	Capitalization and Administration of Funds Manager

BRASIL TELECOM PARTICIPAÇÕES S.A.

WITNESSES:

/s/ [Signature]
Name:	Name:
ID: 17.874-D-Crea MG	ID:
CPF:	CPF:

This page is an integral part of Addendum No. 2 of the Loan Agreement by Extension of Credit No. 04.2.559.3.1 of 08/13/2004.

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